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                                                                    EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Allied Healthcare International Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles F. Murphy, Acting Chief Financial Officer of the Company, certify, pursuant to 18. U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as at and for the quarter ended June 30, 2003.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  August 13, 2003

                                                  /s/ Charles F. Murphy
                                                  ------------------------------
                                                  Charles F. Murphy
                                                  Acting Chief Financial Officer
                                                  of the Company